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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
 PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 29, 2002

                                 EUROTECH, LTD.

             (Exact name of registrant as specified in its charter)




     District of Columbia               000-22129                33-0662435
----------------------------     ------------------------    ------------------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
    of incorporation)                                        Identification No.)

                          10306 Eaton Place, Suite 220
                             Fairfax, Virginia 22030
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (703) 352-4399

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

A transcript of the prepared speech of the Company's President and Chief Executive Officer which is to be presented at the Annual Meeting of the Company's Shareholders on March 29, 2002 is filed hereto as Exhibit 99.10 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

Exhibit 99.10 Transcript of Prepared Speech to be presented at the Annual Meeting of the Company's Shareholders on March 29, 2002.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 EUROTECH, LTD.

March 29, 2002






BY: /S/ TODD J. BROMS
----------------------------------
    TODD J. BROMS
    PRESIDENT AND CHIEF
    EXECUTIVE OFFICER